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                                                                   Exhibit 10.19


                               SECURITY AGREEMENT

     THIS SECURITY AGREEMENT is made as of the 15th day of November, 2001, by and between AIRNET COMMUNICATIONS CORPORATION, a Delaware corporation ("Debtor"), and Force Computers, Inc., a Delaware corporation ("Force"), Sanmina Corporation, a Delaware corporation ("Sanmina"), and Brooktrout, Inc., a Massachusetts corporation ("Brooktrout" and together with Force and Sanmina, collectively and individually the "Secured Party" and sometimes referred to herein as the "Secured Parties").

     SECTION 1. THE SECURITY INTERESTS. In order (i) to secure the due and punctual payment of that certain Settlement Agreement dated October 29, 2001 between Debtor, as debtor, and Force, as creditor (the "Force Settlement Agreement"), (ii) to secure the due and punctual payment of that certain Settlement Agreement dated November 7, 2001 between Debtor, as debtor, and Sanmina, as creditor (the "Sanmina Settlement Agreement"), (iii) to secure the due and punctual payment of that certain Settlement Agreement dated November 14, 2001 between Debtor, as debtor, and Brooktrout, as creditor (the "Brooktrout Settlement Agreement" and together with the Force Settlement Agreement and the Sanmina Settlement Agreement, the "Settlement Agreements"), and (iv) to secure the performance of all the obligations of Debtor contained herein (all of the foregoing are hereinafter called the "Obligations"), which Obligations shall not exceed in the aggregate the sum of $4,500,000, Debtor hereby grants to Secured Party a continuing security interest in and to all fixtures and tangible personal property of the Debtor, of every kind and nature, whether now owned or hereafter acquired or arising and wherever located and all proceeds and products thereof, including but not limited to the following (hereinafter collectively called the "Collateral"):

         (a) all machinery, equipment, fixtures, tools, furniture and other goods whether now owned or hereafter acquired by Debtor, or in which Debtor may now have or hereafter acquire an interest, and all replacements, substitutions and all parts thereof;

         (b) all inventory, including but not limited to all merchandise, raw materials, work in process, finished goods and supplies whether now owned or hereafter acquired by Debtor, or in which Debtor may now have or hereafter acquire an interest, and including any goods that are returned to the Debtor;

         (c) all accessions, additions and improvements to, all of the foregoing, including proceeds of insurance policies or any indemnity, warranty or guaranty payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral, whether now owned or hereafter acquired by Debtor, or in which Debtor may now have or hereafter acquire an interest; and

         (d) all books, records, documents, computer tapes and discs relating to all of the foregoing, whether now owned or hereafter acquired by Debtor, or in which Debtor may now have or hereafter acquire an interest.
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     The security interests granted pursuant to this Section 1 (the "Security
Interests") are granted as security only and shall not subject Secured Party to, or transfer to Secured Party, or in any way affect or modify, any obligation or liability of Debtor under any of the Collateral or any transaction which gave rise thereto.

     For avoidance of doubt it is expressly understood and agreed that the Collateral does not include, inter alia, patents, applications for patents, trademarks, trade names, service marks, registrations of trademarks and service marks, copyrights, blueprints, designs, engineering drawings and contracts, proprietary information, product lines, research and development, or any other form of intellectual property.

     SECTION 2. FILING; FURTHER ASSURANCES. Debtor hereby agrees to do all acts that the Secured Party deems necessary or desirable to protect the Security Interests or to otherwise carry out the provisions of this Security Agreement, including, but not limited to, the execution of financing, continuation and amendment statements and similar instruments that describe or indicate the Collateral and which contain any other information required by Part 5 of Article 9 of the UCC for the sufficiency or filing office acceptance of any financing statement, continuation statement or amendment. The Debtor appoints Secured Party as the Debtor's attorney irrevocable to do all acts that the Debtor may be required to do under this Security Agreement. Debtor shall be liable for the payment of all charges, fees and expenses, including any documentary stamp taxes that may be due, in connection with this Security Agreement, the filing of the aforementioned financing, continuation and amendment statements, and the payment of the Obligations. In the event documentary stamp taxes are not initially paid hereunder and such taxes are later required to be paid in order to enforce the Security Interests granted hereunder, any Secured Party may pay such taxes and accrued interest and penalties and Debtor shall indemnify such Secured Party from and against such taxes, interest and penalties. Further, in any future action in which any Secured Party seeks enforcement of the Security Interests, Debtor expressly waives any rights it may have to assert such nonpayment of the documentary stamp taxes as an affirmative defense against such enforcement. Debtor shall, during normal business hours and from time to time, allow the Secured Party, by or through any of its officers or employees to examine or inspect the Collateral and make extracts from Debtor's books and records.

     SECTION 3. REPRESENTATIONS, WARRANTIES AND COVENANTS.

         (a) Chief Executive Office/Location of Records/Change of Name/Change of State of Incorporation. Debtor's chief executive office is located at the address set forth in Section 8 below and records relating to Debtor's accounts are kept at such address. Debtor has no other place of business except as set forth on Schedule I. Debtor agrees to provide Secured Party with sixty (60) days prior written notice of any change in the name of Debtor or the location of Debtor's chief executive office. Debtor further agrees to provide Secured Party with sixty (60) days prior written notice of any change in the state of Debtor's incorporation.

         (b) Location of Collateral. All Collateral is located at the Debtor's principal place of business set forth in Section 8 and in such other locations, if any, set forth on Schedule I. None of the Collateral shall be removed from such locations except in connection with sales in the ordinary course of business.


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         (c) Absence of Liens, Disposition of Collateral. To the best of
Debtor's knowledge, Debtor is the owner of the Collateral free from all encumbrances. Except as otherwise provided herein, Debtor will not pledge, mortgage or create or suffer to exist a lien, security interest or other encumbrance in the Collateral in favor of any person. Further, Debtor will not sell or transfer the Collateral or any interest therein without the prior written consent of the Secured Party, except in the ordinary course of business.

         (d) Maintenance of Collateral. The Debtor covenants and agrees to preserve the Collateral for the benefit of Secured Party and the Debtor agrees that it will not sell, lease or otherwise dispose of any item of the Collateral except for the sale of inventory in the ordinary course of business or the replacement of collateral in the ordinary course of business.

         (e) Insurance. Debtor shall maintain insurance covering the Collateral against such risks, with such insurers, in such form, and in such amounts as shall from time to time be reasonably required by Secured Party and, in any event, against such risks and with such limits as is consistent with industry practice. All insurance policies shall be written so as to be payable in the event of loss to Secured Party and shall provide for thirty (30) days' written notice to Secured Party of cancellation or modification. At the request of Secured Party and after an Event of Default (as defined below), all insurance policies shall be furnished to and held by Secured Party. Prior to default, Debtor shall furnish to Secured Party certificates of insurance reasonably satisfactory to Secured Party. Debtor hereby conditionally assigns to Secured Party return premiums, dividends and other amounts which may be or become due upon cancellation of any such policies for any reason whatsoever and directs the insurers to pay Secured Party any sums so due following an Event of Default. Following an Event of Default, the Secured Party is hereby irrevocably appointed as attorney in fact to collect return premiums, dividends and other amounts due on any insurance policy and the proceeds of such insurance, to settle any claims with the insurers in the event of loss or damage, to endorse settlement drafts and to cancel, assign or surrender any insurance policies.

         (f) Obligations. Debtor hereby warrants and represents that as of the date of this Security Agreement, the Obligations owed collectively to the Secured Parties do not exceed $4,500,000.

     SECTION 4. EVENTS OF DEFAULT. Debtor shall be in default under this Security Agreement upon the occurrence of any one of the following events (each such event is herein referred to as an "Event of Default"):

         (a) default by Debtor in the due observance or performance of the covenants contained in Section 3 of or elsewhere in this Security Agreement; or

         (b) any representation or warranty or statement of fact made to Secured Party at any time by Debtor is false or misleading in any material respect; or

         (c) the occurrence of a default or event of default under any of the Settlement Agreements.


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     SECTION 5.  REMEDIES UPON EVENT OF DEFAULT.

         (a) If any Event of Default shall have occurred, any Secured Party may declare its portion of the Obligations to be immediately due and payable and exercise all the rights and remedies of a secured party under the UCC (whether or not the UCC is in effect in the jurisdiction where such rights and remedies are exercised) and, in addition, any Secured Party may, without being required to give any notice, except as herein provided or as may be required by mandatory provisions of law, sell the Collateral, or any part thereof, at public or private sale for cash, upon credit or for future delivery, and at such price or prices as such Secured Party may deem satisfactory.

         (b) Any Secured Party may require Debtor to assemble all or any part of the Collateral and make it available to such Secured Party at a place to be designated by such Secured Party which is reasonably convenient. Any holder of an Obligation may be the purchaser of any or all of the Collateral so sold at any public sale (and, if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, at any private sale) and thereafter hold the same absolutely, free from any right or claim of whatsoever kind. Upon any such sale such Secured Party shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser at any such sale shall hold the Collateral so sold absolutely, free from any claim or right of whatsoever kind, including any equity or right of redemption of Debtor.

         (c) A Secured Party shall give Debtor at least twenty (20) days' prior written notice of its intention to make any such public or private sale. Secured Parties and Debtor agree that such notice constitutes "reasonable notification" within the meaning of the UCC. Such notice, in case of a public sale, shall state the time and place fixed for such sale. Such notice, in case of a private sale or disposition, shall state the time after which any private sale or other intended disposition is to be made. All notices shall otherwise comply with the terms of the UCC.

         (d) Any such public sale shall be held at such time or times within ordinary business hours and at public or private place or places as a Secured Party may fix in the notice of such sale. At any public or private sale, the Collateral may be sold in one lot as an entirety or in separate parcels, as such Secured Party may determine. Such Secured Party shall not be obligated to make such sale pursuant to any such notice. Such Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by such Secured Party until the selling price is paid by the purchaser thereof, but such Secured Party shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice.

         (e) Any Secured Party, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the Security Interests and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.


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         (f) Secured Party may take any other action that Secured Party deems necessary or desirable to protect the Collateral or the Security Interests.

         (g) All rights and remedies contained herein shall be separate and cumulative and in addition to all other rights and remedies available to a secured party under applicable law, and the exercise of one shall not in any way limit or prejudice the exercise of any other such rights or remedies.

     SECTION 6. APPLICATION OF PROCEEDS. The proceeds of any sale of, or other realization upon, all or any part of the Collateral shall be applied in the following order of priorities:

         (a) first, to pay the expenses of such sale or other realization, including out-of-pocket expenses of Secured Party and reasonable fees and expenses of its agents and counsel, and all expenses, liabilities and advances incurred or made by Secured Party in connection therewith;

         (b) second, to the payment of the Obligations owed to each of the Secured Parties in proportion to the amount of the outstanding Obligations owed to each of the Secured Parties at the time of such payment; and

         (c) finally, unless applicable law otherwise provides, to pay to Debtor, or its successors or assigns, or as a court of competent jurisdiction may direct, any surplus then remaining from such proceeds.

     SECTION 7. TERMINATION OF SECURITY INTERESTS; RELEASE OF COLLATERAL. Upon the repayment and performance in full of all the Obligations, the Security Interests shall terminate and all rights to the Collateral shall revert to Debtor. Upon any such termination of the Security Interests or release of Collateral, Secured Party will, at Debtor's expense to the extent permitted by law, execute and deliver to Debtor such documents as Debtor shall reasonably request to evidence the termination of the Security Interests or the release of such Collateral, as the case may be.

     SECTION 8. NOTICES. All notices and correspondence, hereunder shall be in writing and sent by certified or registered mail, return receipt request, or by overnight delivery service, with all charges prepaid, to the applicable party at the address set forth below, or by facsimile transmission (including, without limitation, computer generated facsimile), promptly confirmed in writing sent by first class mail, to the FAX numbers and the addresses set forth below.

     if to Force:
         c/o Force Computers, Inc.
         4305 Cushing Parkway
         Fremont, CA 94538
         Attention:  General Counsel
         FAX No.:  (510) 252-8450


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     if to Sanmina:
         c/o Sanmina Corporation
         2700 North First Street
         San Jose, CA  95134
         Attention:  V.P. & Corporate Counsel
         FAX No.:  (408) 964-3636

     if to Brooktrout:
         c/o Brooktrout, Inc.
         250 First Avenue, Suite 300
         Needham, MA 02494
         Attention:  Corporate Counsel
         FAX No.:  (781) 453-3537

     if to Debtor:
         AirNet Communications Corporation
         100 Rialto Place, Suite 300
         Melbourne, FL 32901
         Attention:  Stuart P. Dawley, V.P. and General Counsel
         FAX No.:  (321) 676-9914

or, as to each party, at such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section, provided, however, each Secured Party may only designate one address for notice to such Secured Party hereunder. All such notices and correspondence shall be deemed given upon the earlier to occur of (i) actual receipt, (ii) if sent by certified or registered mail, three business days after being post-marked, (iii) if sent by overnight delivery service, when received at the above stated addresses or when delivery is refused or (iv) if sent by facsimile transmission, when receipt of such transmission is acknowledged.

     SECTION 9. WAIVERS, NON-EXCLUSIVE REMEDIES.

         (a) Except as otherwise provided by applicable law, Secured Party shall not have any duty as to the preservation of any rights pertaining thereto beyond the safe custody of any Collateral in its possession.

         (b) The remedies in this Security Agreement are cumulative and are not exclusive of any other remedies provided by law.

         (c) Debtor, to the extent it may lawfully do so, hereby consents to the jurisdiction of the courts of the State of Florida and the Federal District Court for the District of Florida for the purpose of any suit or proceeding brought in connection with or with respect to this Security Agreement.


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     SECTION 10. CHANGES IN WRITING. Neither this Security Agreement nor any provision hereof may be changed, waived, discharged or terminated orally but only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

     SECTION 11. FLORIDA LAW; MEANING OF TERMS. This Security Agreement shall be construed in accordance with and governed by the laws of the State of Florida applicable to contracts made and performed in said state without regard to conflict of laws principals. Unless otherwise defined herein, or unless the context otherwise requires, all terms used herein which are defined in the Florida Uniform Commercial Code have the meanings therein stated.

     SECTION 12. SEVERABILITY. If any provision hereof is invalid or unenforceable in any jurisdiction, the other provisions hereof shall remain in full force and effect in such jurisdiction.

     SECTION 13. HEADINGS. The headings in this Security Agreement are for the purposes of reference only and shall not limit or otherwise affect the meaning hereof.

     SECTION 14. SUCCESSOR AND ASSIGNS. This Security Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     SECTION 15. WAIVER OF JURY TRIAL. DEBTOR AND SECURED PARTY EACH WAIVES TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THEM AGAINST THE OTHER ON ANY MATTER WHATSOEVER RELATED TO THIS SECURITY AGREEMENT OR THE OBLIGATIONS. No party to this Security Agreement, including but not limited to any assignee or successor of a party, shall seek a jury trial in any lawsuit, proceeding, counterclaim, or any other litigation procedure based upon, or arising out of, this Security Agreement. No party will seek to consolidate any such action, in which a jury trial has been waived, with any other action in which a jury trial cannot be or has not been waived. THE PROVISIONS OF THIS SECTION HAVE BEEN FULLY DISCUSSED BY THE PARTIES HERETO, AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS. NO PARTY HAS IN ANY WAY AGREED WITH OR REPRESENTED TO ANY OTHER PARTY THAT THE PROVISIONS OF THIS SECTION WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

     SECTION 16. COUNTERPARTS. This Security Agreement may be executed in multiple counterparts and may be executed by facsimile, each of which when taken together shall constitute one and the same original.


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     SECTION 17. SUBORDINATION OF SECURITY INTEREST. Notwithstanding the terms of this Security Agreement, Secured Parties agrees that in the event Debtor enters into a loan transaction with a lender or lenders for a loan in the original principal amount of $6,000,000 or more, Secured Parties shall execute and deliver to such new lender(s) (the "Senior Lender") a subordination agreement in form and substance reasonably satisfactory to such Senior Lender and Secured Parties. The subordination agreement shall provide that the Security Interests granted by this Security Agreement shall be deemed to be subordinated to the security interest granted to the Senior Lender and the priorities of the liens established, altered or specified in the subordination agreement shall be applicable irrespective of the time or order of attachment or perfection thereof.

     IN WITNESS WHEREOF, this Security Agreement has been executed by the parties hereto all as of the day and year first above written.

                                            DEBTOR:

WITNESS:                                    AIRNET COMMUNICATIONS CORPORATION


_______________________________             By:_________________________________
                                            Title:______________________________

                                            SECURED PARTY:

WITNESS:                                    FORCE COMPUTERS, INC.


_______________________________             By:_________________________________
                                            Title:______________________________

                                            SECURED PARTY:

WITNESS:                                    SANMINA CORPORATION


_______________________________             By:_________________________________
                                            Title:______________________________

                                            SECURED PARTY:

                                            BROOKTROUT, INC.


_______________________________             By:_________________________________
                                            Title:______________________________


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                                   SCHEDULE I


                OTHER PLACES OF BUSINESS AND COLLATERAL LOCATIONS

1.       AirNet Communications Corporation
         Trio Road Facility
         285 & 295 North Drive
         Melbourne, Florida 32934.

2. Collateral may be occasionally stored and warehoused at the IDS storage facility at the Melbourne International Airport.

3. For field trial and demonstration purposes, Collateral may be taken to customer sites and trade shows on a worldwide basis.


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